Acquisitions	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions	Acquisitions
Television Stations Acquisitions

On September 19, 2019, we closed on the previously announced acquisition of eight television stations in seven markets from the Nexstar Media Group, Inc. ("Nexstar") transaction with Tribune Media Company ("Tribune"). Cash consideration for the transaction totaled $582 million. Seven of the stations were operated by Tribune, and its subsidiaries, and one was operated by Nexstar. Nexstar was required to divest these stations in order to complete its acquisition of Tribune. The purchase price and other related costs associated with the transaction were financed from a combination of incremental term loan B proceeds and a portion of the $500 million of senior unsecured notes issued on July 26, 2019.

From the acquisition date of September 19, 2019 through December 31, 2019, revenue from the Nexstar-Tribune stations was $79.8 million.

On May 1, 2019, we acquired 15 television stations in 10 markets from Cordillera Communications, LLC ("Cordillera"), for $521 million in cash, plus a working capital adjustment of $23.9 million. We financed the acquisition with a $765 million term loan B, of which $240 million was segregated into a separate account for financing a portion of the Nexstar transaction.

From the acquisition date of May 1, 2019 through December 31, 2019, revenue from the Cordillera stations was $105.2 million.

Effective January 1, 2019, we acquired three television stations owned by Raycom Media ("Raycom") — Waco, Texas ABC affiliate KXXV/KRHD and Tallahassee, Florida ABC affiliate WTXL — for $55 million in cash. These stations were being divested as part of Gray Television's acquisition of Raycom.

From the acquisition date of January 1, 2019 through December 31, 2019, revenue from the Raycom stations was $23.4 million.

The following table summarizes the fair values of the Raycom, Cordillera and Nexstar-Tribune assets acquired and liabilities assumed at the closing dates. The allocation of purchase price for the Cordillera and Nexstar-Tribune acquisitions reflect preliminary fair values.

(in thousands)	Raycom	Cordillera	Nexstar- Tribune	Total

Accounts receivable	$—	$26,264	$—	$26,264
Current portion of programming	—	—	11,997	11,997
Other current assets	—	986	3,541	4,527
Property and equipment	11,721	53,734	61,864	127,319
Operating lease right-of-use assets	296	4,667	82,447	87,410
Programming (less current portion)	—	—	9,830	9,830
Goodwill	18,349	252,920	164,457	435,726
Indefinite-lived intangible assets - FCC licenses	6,800	26,700	176,000	209,500
Amortizable intangible assets:
Television network affiliation relationships	17,400	169,400	181,000	367,800
Advertiser relationships	700	5,900	7,100	13,700
Other intangible assets	—	13,000	—	13,000
Accounts payable	—	(15)	—	(15)
Accrued expenses	—	(3,983)	(1,820)	(5,803)
Current portion of programming liabilities	—	—	(16,211)	(16,211)
Other current liabilities	—	(280)	(3,035)	(3,315)
Programming liabilities	—	—	(15,079)	(15,079)
Operating lease liabilities	(296)	(4,387)	(79,766)	(84,449)
Net purchase price	$54,970	$544,906	$582,325	$1,182,201

Of the value allocated to amortizable intangible assets, television network affiliation relationships have an estimated amortization period of 20 years, advertiser relationships have estimated amortization periods of 5-10 years and the value allocated to a shared services agreement has an estimated amortization period of 20 years.

The goodwill of $436 million arising from the transactions consists largely of synergies, economies of scale and other benefits of a larger broadcast footprint. We allocated the goodwill to our Local Media segment. We treated the transactions as asset acquisitions for income tax purposes resulting in a step-up in the assets acquired. The goodwill is deductible for income tax purposes.

Omny Studio

On June 10, 2019, we completed the acquisition of Omny Studio ("Omny") for a cash purchase price of $8.3 million. Omny is a Melbourne, Australia-based podcasting software-as-a-service company operating as a part of Triton in our National Media segment. Omny is an audio-on-demand platform built specifically for professional audio publishers. The platform enables audio publishers to seamlessly record, edit, distribute, monetize and analyze podcast content; replace static ads with dynamically inserted, highly targeted ads; and automates key aspects of campaign management, such as industry separation, frequency capping and volume normalization.

The preliminary purchase price allocation assigned $5.3 million to goodwill, $3.8 million to a developed technology intangible asset and the remainder was allocated to various working capital and deferred tax liability accounts. The developed technology intangible asset has an estimated amortization period of 10 years. The goodwill arising from the transaction consists largely of the fact that the addition of Omny's podcast and on-demand audio publishing platform to Triton's portfolio of streaming, advertising and measurement technologies provides audio publishers around the world with a full-stack enterprise solution to increase reach and revenue.

Triton

On November 30, 2018, we acquired Triton Digital Canada, Inc. ("Triton") for total cash consideration of $160 million. Assets acquired in the transaction included approximately $10.5 million of cash. The transaction was funded with cash on hand at time of closing. Triton is a leading global digital audio infrastructure and audience measurement services company. Triton’s infrastructure and ad-serving solutions deliver live and on-demand audio streams and insert advertisements into those streams. Triton’s data and measurement service is recognized as the currency by which publishers sell digital audio advertising.

The following table summarizes the final fair values of the Triton assets acquired and liabilities assumed at the closing date.

(in thousands)

Cash	$10,515
Accounts receivable	8,879
Other current assets	679
Property and equipment	705
Goodwill	80,656
Other intangible assets	75,000
Accounts payable	(1,895)
Accrued expenses	(3,332)
Other current liabilities	(18)
Deferred tax liability	(10,976)
Total purchase price	$160,213

The acquisition date fair value of goodwill was revised in 2019. Goodwill was decreased by $3.2 million as a result of adjustments to assumed tax liability balances in the opening balance sheet. Adjustment to decrease the fair value of the deferred tax liability by $3.6 million was partially offset by adjustments to various working capital accounts.

Of the $75 million allocated to intangible assets, $39 million was assigned to various developed technologies for audience measurement, content delivery and advertising with lives ranging from 8-12 years, $31 million was assigned to customer relationships with a life of 12 years and $5 million was assigned to trade names with a life of 10 years.

The goodwill of $81 million arises from being able to capitalize on the growth of the streaming audio industry and further improve our position in the global digital audio marketplace. The goodwill is allocated to our National Media segment. The transaction is accounted for as a stock acquisition which applies carryover tax basis to the assets and liabilities acquired. The goodwill is not deductible for income tax purposes.

Katz

On October 2, 2017 we acquired the Katz networks for $292 million, which was net of a 5.33% non-controlling interest we owned prior to the acquisition date. At the time of acquisition, Katz owned and operated four national television networks — Bounce, Grit, Escape and Laff. The acquisition was funded through the issuance of a new term loan B. Katz is included as part of our National Media segment.

The following table summarizes the final fair values of the Katz assets acquired and liabilities assumed at the closing date.

(in thousands)

Cash	$21,372
Accounts receivable	44,306
Current portion of programming	36,218
Intangible assets	32,300
Goodwill	203,760
Programming (less current portion)	52,908
Other assets	11,356
Accounts payable and accrued liabilities	(29,339)
Current portion of programming liabilities	(32,877)
Programming liabilities	(37,692)
Net purchase price	$302,312

The acquisition date fair value of goodwill was revised in 2018. Goodwill was decreased by $5.8 million. Adjustments to increase the fair value of property and equipment by $9.9 million were partially offset by adjustments to decrease the fair value of program assets by $4.1 million. Additionally, these changes to the acquired value of assets in 2018 resulted in an increase to previously reported depreciation expense of $0.3 million and a decrease to previously reported programming costs of $0.3 million.

Of the $32 million allocated to intangible assets, $8 million was assigned to trade names with a life of 10 years and $24 million was assigned to advertiser relationships with a life of 5 years.

The goodwill of $204 million arises from being able to enter into the market for established over-the-air networks. The goodwill was allocated to our National Media segment. We treated the transaction as an asset acquisition for income tax purposes with a step-up in the assets acquired. The goodwill is deductible for income tax purposes.

Prior to the acquisition of Katz, we owned a 5.33% noncontrolling interest of the company. Upon obtaining a controlling interest in Katz in 2017, we recorded a $5.4 million gain from the fair value remeasurement of our 5.33% interest. This gain was included in Miscellaneous, net in our Consolidated Statements of Operations for the year ended December 31, 2017.

Pro forma results of operations

Pro forma results of operations, assuming the Cordillera and Nexstar-Tribune acquisitions had taken place at the beginning of 2018, are presented in the following table. The pro forma results do not include Raycom or Omny Studio, as the impact of these acquisitions, individually or in the aggregate, is not material to prior year results of operations. The pro forma information includes the historical results of operations of Scripps, Cordillera and Nexstar-Tribune, as well as adjustments for additional depreciation and amortization of the assets acquired, additional interest expense related to the financing of the transaction and other transactional adjustments. The pro forma results exclude the $19.9 million of transaction related costs that were expensed in conjunction with the acquisitions and do not include efficiencies, cost reductions or synergies expected to result from the acquisitions. The unaudited pro forma financial information is not necessarily indicative of the results that actually would have occurred had the acquisitions been completed at the beginning of the period.

	For the years ended December 31,
(in thousands, except per share data) (unaudited)	2019	2018

Operating revenues	$1,572,493	$1,568,360
Income (loss) from continuing operations attributable to the shareholders of The E.W. Scripps Company	(18,657)	42,426
Income (loss) per share from continuing operations attributable to the shareholders of The E.W. Scripps Company
Basic	$(0.23)	$0.51
Diluted	(0.23)	0.51